                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                           CYBERONICS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
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         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                                CYBERONICS, INC.

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                                  May 28, 1998

TO THE STOCKHOLDERS OF CYBERONICS, INC.:

    NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders of Cyberonics, Inc., a Delaware corporation (the "Company"), will be held on Thursday May 28, 1998, at 10:00 a.m., local time, at the executive offices of the Company located at 16511 Space Center Boulevard, Suite 600, Houston, Texas.

    The purpose of the meeting is to consider and approve an amendment to the Company's 1991 Employee Stock Purchase Plan (the "Purchase Plan") to increase the number of shares of Common Stock available for grant thereunder by 100,000 shares.

    Only stockholders of record at the close of business on April 9, 1998 are entitled to notice of, and to vote at, the special meeting and any adjournment thereof.

    All stockholders are cordially invited to attend the meeting in person. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE. You may revoke your proxy at any time before it has been voted, and if you attend the meeting you may vote in person even if you have previously returned your proxy card. Your prompt cooperation will be greatly appreciated.

                                          Sincerely,

                                          Robert P. Cummins
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

Webster, Texas
April 15, 1998

                                    IMPORTANT
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.
                          THANK YOU FOR ACTING PROMPTLY

                                PROXY STATEMENT
                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    The enclosed proxy is solicited on behalf of Cyberonics, Inc., a Delaware corporation (the "Company") for use at the Special Meeting of Stockholders (the "Special Meeting") to be held on May 28, 1998 at 10:00 a.m. local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Stockholders. The Special Meeting will be held at the Company's executive offices located at 16511 Space Center Boulevard, Suite 600, Houston, Texas 77058 (phone no. (281) 228-7200).

    These proxy solicitation materials were mailed on or about April 13, 1998 to all stockholders entitled to vote at the meeting.

RECORD DATE AND OUTSTANDING SHARES

    Stockholders of record at the close of business on April 9, 1998 (the "Record Date") are entitled to notice of and to vote at the Special Meeting.

    The outstanding voting securities of the Company as of such date consisted of 17,051,788 shares of Common Stock, $.01 par value. For information regarding holders of more than 5% of the outstanding Common Stock, see "Principal Stockholders."

REVOCABILITY OF PROXIES

    The enclosed Proxy is revocable at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date. If a person who has executed and returned a proxy is present at the meeting and wishes to vote in person, he or she may elect to do so and thereby suspend the power of the proxy holders to vote his or her proxy.

VOTING AND SOLICITATION

    Every stockholder of record on the record date is entitled, for each share held, to one vote on each proposal or item that comes before the meeting.

    The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation personally or by telephone, telecopy, or telegram.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

    The required quorum for the transaction of business at the Special Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST" or "ABSTAIN" are treated as being present at the meeting for purposes of establishing a quorum and also treated as shares "represented and voting" at the Special Meeting (the "Votes Cast") with respect to such matter.

    While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of the quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the Purchase Plan.

    Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to a proposal.

STOCKHOLDER PROPOSALS

    Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 1998 Annual Meeting of Stockholders must be received by the Company no later than July 2, 1998 in order to be considered for possible inclusion in the Company's proxy statement and form of proxy relating to that meeting.

                                  PROPOSAL TO
                             AMEND 1991 STOCK PLAN

    The Company's Board of Directors and stockholders have previously adopted and approved the Company's 1991 Employee Stock Purchase Plan (the "Purchase Plan") and originally reserved an aggregate of 100,000 shares of the Common Stock of the Company for issuance thereunder. Upon completion of the Purchase Plan offering period which ended November 30, 1997, no shares remained available for issuance. Accordingly, in April 1998, the Board of Directors approved an amendment (the "Amendment") to the Purchase Plan to reserve an additional 100,000 shares of Common Stock for issuance thereunder. The Board of Directors believes that employee stock purchase plans have come to be seen by employees as a customary benefit. As the Purchase Plan shares have been exhausted, the Company is not able to offer this benefit to existing or new employees. The Board of Directors believes that the increase in the number of shares reserved for issuance under the Purchase Plan is necessary to attract and retain the best available employees to support the Company's growth strategy.

SUMMARY OF THE PURCHASE PLAN(1)

    GENERAL. The purpose of the Purchase Plan is to provide employees with an opportunity to purchase Common Stock of the Company through payroll deductions.

    ADMINISTRATION. The Purchase Plan may be administered by the Board of Directors (the "Board") or a committee appointed by the Board. All questions of interpretation or application of the Purchase Plan are determined by the Board or its appointed committee, and its decisions are final, conclusive and binding upon all participants.

    ELIGIBILITY. Each employee of the Company (including officers), whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year, is eligible to participate in an Offering Period (as defined below); provided, however, that no employee shall be granted an option under the Purchase Plan (i) to the extent that, immediately after the grant, such employee would own 5% of either the voting power or value of the stock of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year. Eligible employees become participants in the Purchase Plan by filing with the Company a subscription agreement authorizing payroll deductions prior to the beginning of each Offering Period unless a later time for filing the subscription agreement has been set by the Board.

    PARTICIPATION IN AN OFFERING. The Purchase Plan is implemented by offering periods lasting not more than twenty-seven (27) months (an "Offering Period"). Common Stock may be purchased under the Purchase Plan on each purchase date, as defined in the relevant Offering (a "Purchase Date"), unless the participant withdraws or terminates employment earlier. The Board may change the Purchase Dates or the

------------------------

(1) No New Plan Benefits Table is being provided as the data are not determinable.

length or date of commencement of an Offering Period. To participate in the Purchase Plan, each eligible employee must authorize payroll deductions pursuant to the Purchase Plan. Such payroll deductions may not exceed 10% of a participant's compensation. Once an employee becomes a participant in the Purchase Plan, the employee will automatically participate in each successive Offering Period until such time as the employee withdraws from the Purchase Plan or the employee's employment with the Company terminates. At the beginning of each Offering Period, each participant is automatically granted options to purchase shares of the Company's Common Stock on each Purchase Date during the Offering Period. Options are exercised on each Purchase Date to the extent of the payroll deductions accumulated. Options expire on the relevant Purchase Date or upon termination of employment, whichever is earlier. The maximum number of shares subject to option is specified by the Board each Offering Period.

    PURCHASE PRICE, SHARES PURCHASED. Shares of Common Stock may be purchased under the Purchase Plan at a price not less than 85% of the lesser of the fair market value of the Common Stock on (i) the first day of the Offering Period or
(ii) the Purchase Date. The number of shares of Common Stock a participant purchases on each Purchase Date is determined by dividing the total amount of payroll deductions withheld from the participant's compensation during that Purchase Period by the purchase price.

    TERMINATION OF EMPLOYMENT. Termination of a participant's employment for any reason, including disability or death, cancels his or her option and participation in the Purchase Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned to him or her or, in the case of death, to the person or persons entitled thereto as provided in the Purchase Plan.

    ADJUSTMENT UPON CHANGE IN CAPITALIZATION. In the event that the stock of the Company is changed by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other change in the capital structure of the Company effected without the receipt of consideration, appropriate proportional adjustments shall be made in the number and class of shares of stock subject to the Purchase Plan, the number and class of shares of stock subject to options outstanding under the Purchase Plan, and the exercise price of any such outstanding options. Any such adjustment shall be made by the Board, whose determination shall be conclusive.

    In the event of a (i) a dissolution or liquidation of the Company; (ii) a merger or consolidation in which the Company is not the surviving corporation, the surviving corporation may assume outstanding rights or substitute similar rights for those under the Plan, such rights may continue in full force and effect, or participants' accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described and the participants' rights under the current Offering terminated.

    AMENDMENT AND TERMINATION OF THE PLAN. The Board of Directors may at any time terminate or amend the Purchase Plan. No amendment shall be effective unless it is approved by the holders of a majority of the votes cast at a duly held shareholders' meeting, if such amendment would require shareholder approval in order to comply with Section 423 of the Code. The Purchase Plan will terminate in 2001.

    WITHDRAWAL. Generally, a participant may withdraw from an Offering Period at any time without affecting his or her eligibility to participate in future Offering Periods. However, once a participant withdraws from a particular offering, that participant may not participate again in the same offering.

    FEDERAL TAX INFORMATION FOR PURCHASE PLAN. The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two (2) years from the first day of the Offering Period or more than one (1) year from the date of transfer of the stock to the participant, then the participant will recognize ordinary income measured as the lesser of (i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (ii) an amount equal to 15% of the fair market value of the shares as of the first day of the Offering Period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income is recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period(s) described above.

    THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANT AND THE COMPANY WITH RESPECT TO THE SHARES PURCHASED UNDER THE PURCHASE PLAN. REFERENCE SHOULD BE MADE TO THE APPLICABLE PROVISIONS OF THE CODE. IN ADDITION, THE SUMMARY DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT'S DEATH OR THE INCOME TAX LAWS OF ANY STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

VOTE REQUIRED; RECOMMENDATION

    Approval of the Amendment of the Purchase Plan requires the affirmative vote of a majority of the Votes Cast at the Special Meeting. THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE APPROVAL OF THE AMENDMENT OF THE PURCHASE PLAN.

PERFORMANCE GRAPH

    The following graph compares the cumulative total return to stockholders, assuming reinvestment of all dividends, of the Company's Common Stock since February 11, 1993 (the date the Company first became subject to the reporting requirements of the Exchange Act) to the cumulative total return over such period of (i) the Standard & Poor's 500 Index and (ii) the Standard & Poor's Medical Products & Supplies Index. The graph assumes that $100 was invested on February 11, 1993 in the Common Stock of the Company and in each of the comparative indices. The graph further assumes that such amount was initially invested in the Common Stock of the Company at a price of $12.00 per share, the price at which such stock was first offered to the public by the Company on that date. The information contained in the Performance Graph shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               2/11/93    6/30/93    6/30/94    6/30/95    6/30/96    6/30/97
Cyberonics, Inc.                  $100       77.1       64.6       33.3         50       64.6
Standard & Poor's 500 Index       $100      100.6       99.2      121.7      149.8      197.7
Standard & Poor's                 $100       83.2       78.4      118.3      153.6      201.5
Medical Products &
Supplies Index

EXECUTIVE COMPENSATION

    SUMMARY COMPENSATION TABLE. The following table sets forth the compensation paid by the Company for the year ended June 30, 1997 to the Chief Executive Officer and each of the other most highly compensated executive officers of the Company whose total compensation exceeded $100,000 (collectively, the "Named Executive Officers"):

                                                                                   LONG-TERM
                                                                                  COMPENSATION
                                                                                    AWARDS
                                                           ANNUAL COMPENSATION    -----------
                                                                                  SECURITIES
                                                          ----------------------  UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITION                  FISCAL YEAR  SALARY($)   BONUS($)    OPTIONS(#)   COMPENSATION
-------------------------------------------  -----------  ---------  -----------  -----------  -------------
Robert P. Cummins (1) .....................        1997     196,596      68,530      356,000           294(2)
  President and Chief Executive Officer            1996     140,758      32,930       50,000         8,194(2)(3)

Reese S. Terry, Jr. .......................        1997     146,693      32,596       63,500         6,705(2)
  Chairman of the Board and Executive Vice         1996     130,880      32,950       --             5,321(2)
  President                                        1995     127,746      11,158       20,000         5,544(2)

William H. Duffell, Jr. (4) ...............        1997     157,356      32,963       90,000        13,952(5)
  Vice President, Clinical and Regulatory          1996     150,000      27,886       --            27,881(6)
  Affairs                                          1995      23,077       5,000       85,000        --

John K. Bakewell ..........................        1997     131,187      29,527      135,000           263(2)
  Vice President Finance and Administration        1996     105,052      27,537       --               225(2)
  and Chief Financial Officer                      1995     101,620       8,630       55,000           226(2)

Shawn P. Lunney ...........................        1997     119,423      54,744      137,750           231(2)
  Vice President, Marketing

------------------------

(1) Mr. Cummins became an executive officer of the Company in fiscal 1996.

(2) Represents premiums paid by the Company for term life insurance, the benefits of which are payable to beneficiaries designated by the Named Executive Officer.

(3) Includes $7,900 paid to Mr. Cummins in fiscal 1996 as a travel/auto allowance.

(4) Mr. Duffell joined the Company late in fiscal 1995. Mr. Duffell's bonus in fiscal 1996 includes a $10,000 bonus related to Mr. Duffell's relocation to Houston.

(5) Represents $332 paid by the Company for term life insurance and $13,620 paid to Mr. Duffell for expenses related to relocation to Houston.

(6) Represents $315 paid by the Company for term life insurance and $27,566 paid to Mr. Duffell for expenses related to relocation to Houston.

    OPTION GRANTS IN LAST FISCAL YEAR. The following table sets forth each grant of stock options made during the year ended June 30, 1997 to each of the Named Executive Officers:

                                                                                           POTENTIAL
                                                                                           REALIZABLE
                                                                                        VALUE AT ASSUMED
                                                 INDIVIDUAL GRANTS                      ANNUAL RATES OF
                                ----------------------------------------------------      STOCK PRICE
                                NUMBER OF      PERCENT OF                                 APPRECIATION
                                SECURITIES        TOTAL                                    FOR OPTION
                                UNDERLYING   OPTIONS GRANTED   EXERCISE                    TERM($)(2)
                                 OPTIONS     TO EMPLOYEES IN    PRICE     EXPIRATION   ------------------
NAME                            GRANTED(#)   FISCAL YEAR(1)     ($/SH)       DATE        5%        10%
------------------------------  ----------   ---------------   --------   ----------   -------  ---------
Robert P. Cummins.............     2,000(3)        0.1%         $3.06      06/01/03      2,318      5,342
                                   2,000(3)        0.1%         $3.06      07/05/04      2,776      6,589
                                   2,000(3)        0.1%         $3.06      06/01/05      3,183      7,749
                                  50,000(3)        2.6%         $3.06      10/11/05     83,391    204,912
                                 300,000          15.8%         $3.06      11/01/06    577,325  1,463,056

Reese S. Terry, Jr............    20,000(3)        1.1%         $3.06      09/20/04     28,488     67,920
                                  43,500           2.3%         $3.06      11/01/06     83,712    212,143

John K. Bakewell..............    45,000(3)        2.4%         $3.06      05/10/03     51,388    118,151
                                  15,000(3)        0.8%         $3.06      09/20/04     21,366     50,940
                                  75,000           4.0%         $3.06      11/01/06    144,331    365,764

William H. Duffell, Jr........    90,000           4.8%         $3.06      11/01/06    173,197    438,917

Shawn P. Lunney...............     3,000(3)        0.2%         $3.06      12/09/02      3,172      7,213
                                  10,000(3)        0.5%         $3.06      03/25/03     11,249     25,805
                                  15,000(3)        0.8%         $3.06      09/20/04     21,640     51,812
                                 104,750           5.5%         $3.06      11/01/06    201,583    510,850

------------------------

(1) Total number of shares subject to options granted to employees in fiscal 1997 was 1,893,388, which number includes options granted to employee directors.

(2) Potential realizable value is based on an assumption that the stock price appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the ten-year option term. These numbers are calculated based on the requirements promulgated by the SEC and do not reflect the Company's estimate of future stock price growth.

(3) In November 1996, the Company repriced stock options that had an exercise price in excess of the fair market value in effect on the date of repricing. The option grants indicated reflect previously granted options that were repriced as if such options had been newly granted in November 1996.

    AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
VALUES. The following table sets forth, for each of the Names Executive Officers, each exercise of stock options during the fiscal year ended June 30, 1997 and the year-end value of unexercised options:

                                                                 NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                                UNDERLYING UNEXERCISED           IN-THE-MONEY
                                       SHARES        VALUE        OPTIONS AT FISCAL           OPTIONS AT FISCAL
                                     ACQUIRED ON   REALIZED           YEAR-END:                   YEAR-END:
NAME                                 EXERCISE(#)    ($)(1)    EXERCISABLE/UNEXERCISABLE(2) EXERCISABLE/UNEXERCISABLE(3)
----------------------------------  -------------  ---------  --------------------------  --------------------------
Robert P. Cummins.................       --           --             176,750/181,250             $829,078/$850,063
Reese S. Terry, Jr................       --           --               27,219/36,281             $127,657/$170,158
John K. Bakewell..................       --           --              104,355/70,645             $481,771/$327,629
William H. Duffell, Jr............       --           --               83,542/91,458             $382,708/$421,892
Shawn P. Lunney...................        7,125    $  29,231           86,081/74,669             $399,546/$349,802

------------------------

(1) Represents market value of underlying securities at date of exercise less option exercise price.

(2) Options granted by the Company are generally vest over a four-year period such that 12.5% of the shares subject to the option vest on the six month anniversary of the grant date, and 1/48 of the optioned shares vest each month thereafter until fully vested.

(3) Market value of underlying securities at fiscal year-end ($7.75/per share) minus the exercise price.

    TEN YEAR OPTION REPRICINGS. In November 1996, the Company extended an offer to all optionees to reprice options then held by them with exercise prices above the then prevailing market price. The following table sets forth information with respect to stock options held by executive officers of the Company that were repriced in November 1996. No other option repricings involving executive officers have occurred. The Report on Executive Compensation and Repricing of Options set forth below describes the rationale of the Board of Directors behind the repricing.

                                                             NUMBER OF
                                                            SECURITIES   MARKET PRICE
                                                            UNDERLYING     OF STOCK     EXERCISE PRICE       NEW
                                                 DATE OF      OPTIONS     AT TIME OF      AT TIME OF      EXERCISE
NAME                                            REPRICING   REPRICED(#)  REPRICING($)    REPRICING($)     PRICE($)
---------------------------------------------  -----------  -----------  -------------  ---------------  -----------
Robert P. Cummins ...........................     11/1/96        2,000     $    3.06       $    8.00      $    3.06
  President and Chief Executive Officer           11/1/96        2,000     $    3.06       $    7.50      $    3.06
                                                  11/1/96        2,000     $    3.06       $    4.00      $    3.06
                                                  11/1/96       50,000     $    3.06       $    4.75      $    3.06

John K. Bakewell ............................     11/1/96       45,000     $    3.06       $    7.75      $    3.06
  Vice President, Finance and Administration      11/1/96       15,000     $    3.06       $    4.75      $    3.06
  and Chief Financial Officer

Stephen D. Ford .............................     11/1/96       20,000     $    3.06       $    6.50      $    3.06
  Vice President, Manufacturing                   11/1/96       20,000     $    3.06       $    4.75      $    3.06
                                                  11/1/96       25,000     $    3.06       $    3.25      $    3.06

Shawn P. Lunney .............................     11/1/96        3,000     $    3.06       $    5.25      $    3.06
  Vice President, Marketing                       11/1/96       10,000     $    3.06       $    5.25      $    3.06
                                                  11/1/96       15,000     $    3.06       $    4.75      $    3.06
                                                  12/9/94        3,000     $    3.50       $    7.00      $    5.25
                                                  12/9/94       10,000     $    3.50       $    6.50      $    5.25

Reese S. Terry, Jr. .........................     11/1/96       20,000     $    3.06       $    4.75      $    3.06
  Chairman of the Board and Executive Vice
  President

                                                    LENGTH
                                                  (IN YEARS)
                                                  OF ORIGINAL
                                                  OPTION TERM
                                                 REMAINING AT
                                                    DATE OF
NAME                                               REPRICING
---------------------------------------------  -----------------
Robert P. Cummins ...........................            6.6
  President and Chief Executive Officer                  7.6
                                                         8.6
                                                         8.9
John K. Bakewell ............................            6.5
  Vice President, Finance and Administration             7.9
  and Chief Financial Officer
Stephen D. Ford .............................            6.3
  Vice President, Manufacturing                          7.9
                                                         8.5
Shawn P. Lunney .............................            6.1
  Vice President, Marketing                              6.4
                                                         7.9
                                                         8.0
                                                         8.3
Reese S. Terry, Jr. .........................            7.9
  Chairman of the Board and Executive Vice
  President

              LIMITATION OF LIABILITY AND INDEMNIFICATION MATTERS

    As permitted by the Delaware General Corporation Law, the Company has included in its Certificate of Incorporation a provision to eliminate the personal liability of its directors for monetary damages for breach or alleged breach of their fiduciary duties as directors, subject to certain exceptions. In addition, the Bylaws of the Company provide that the Company is required to indemnify its officers and directors under certain circumstances, including those circumstances in which indemnification would otherwise be discretionary, and the Company is required to advance expenses to its officers and directors as incurred in connection with proceedings against them for which they may be indemnified. The Company has entered into indemnification agreements with its officers and directors containing provisions that are in some respects broader than the specific indemnification provisions contained in the Delaware General Corporation Law. The indemnification agreements require the Company, among other things, to indemnify such officers and directors against certain liabilities that may arise by reason of their status or service as directors or officers (other than liabilities arising from willful misconduct of a culpable nature), to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified, and to obtain directors' and officers' insurance if available on reasonable terms. At present, the Company is not aware of any pending or threatened litigation or proceeding involving a director, officer, employee or agent of the Company in which indemnification would be required or permitted. The Company believes that its charter provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.

                             PRINCIPAL STOCKHOLDERS

    The following table sets forth as of March 31, 1998 certain information with respect to the beneficial ownership of Cyberonics Common Stock (i) by each person known by Cyberonics to own beneficially more than five percent of the outstanding shares of Cyberonics Common Stock, (ii) by each director of Cyberonics, (iii) by each of the Chief Executive Officer and four other most highly paid executive officers of Cyberonics who earned over $100,000 in fiscal 1997 and (iv) by all directors and executive officers as a group. Except as otherwise noted below, Cyberonics knows of no agreements among its stockholders which relate to voting or investment of its shares of Cyberonics Common Stock.

                                                                                                       PERCENTAGE OF
                                                                                           SHARES       OUTSTANDING
                                                                                         BENEFICIALLY     SHARES
NAME OF BENEFICIAL OWNER                                                                  OWNED(1)       OWNED(1)
---------------------------------------------------------------------------------------  -----------  ---------------
St. Jude Medical, Inc. (2).............................................................   2,181,818           12.8%
  One Lillehei Plaza
  St. Paul, MN 55117-9983

Vista III, L.P. (3)....................................................................     786,602            4.6%
  36 Grove Street
  New Canaan, CT 06840

The Clark Estates (4)..................................................................   1,226,208            7.2%
  30 Wall Street
  New York, NY 10005

Reese S. Terry, Jr. (5)................................................................     695,500            4.1%
  c/o Cyberonics, Inc.
  17448 Highway 3, Suite 100
  Webster, TX 77598-4135

SmallCap World Fund Inc................................................................     864,800            5.1%
  c/o Capital Research and Management
  333 South Hope Street
  Los Angeles, CA 90071

Wisconsin Investment Board.............................................................     847,362            5.0%
  P.O. Box 7842
  Madison, WI 53707

Robert P. Cummins (6)..................................................................     461,176            2.7%

John K. Bakewell (7)...................................................................     169,712            1.0%

William H. Duffell (8).................................................................     168,258            1.0%

Shawn P. Lunney (9)....................................................................     136,208            0.8%

Thomas A. Duerden, Ph.D. (10)..........................................................      48,000            0.3%

Stanley H. Appel, M.D. (11)............................................................     121,300            0.7%

Tony Coelho (12).......................................................................      34,166            0.2%

Michael J. Strauss (13)................................................................      17,500            0.1%

All executive officers and directors as a group (11 persons)(14).......................   2,120,954           11.6%

------------------------

 *  Less than 1%

(1) Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Cyberonics Common Stock subject to options and warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for computing the percentage holdings of the person holding such options but are not deemed outstanding for computing the percentage holdings of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of Cyberonics Common Stock shown as beneficially owned by them.

(2) St. Jude acquired these shares pursuant to a Common Stock Purchase Agreement dated April 8, 1996, which acquisition closed in July 1996. In connection with the Stock Purchase Agreement, St. Jude also entered into a Stockholders' Agreement which provides, among other things, that St. Jude will not acquire additional shares of Common Stock. In addition, St. Jude has agreed that, through July 1, 1998, it will vote its shares of Common Stock in favor of director nominees as recommended by the Board of Directors and, for so long as it holds any Common Stock, to vote its shares of Common Stock on all other matters submitted to the stockholders for a vote as recommended by the Board of Directors or in the same proportion as the votes cast by all other stockholders.

(3) Mr. Cummins, the Chief Executive Officer, President and a director of Cyberonics, is a limited partner of the partnership that controls Vista III, L.P.

(4) Pursuant to a letter agreement dated March 28, 1997, the Clark Estates is entitled to designate one person to serve on the Company's Board of Directors for as long as the Clark Estates retains at least 600,000 of the aggregate of 901,408 shares of Common Stock purchased on such date by parties affiliated with the Clark Estates. To date, the Clark Estates has not exercised this right.

(5) Includes 134,500 shares held in trusts for the benefit of Mr. Terry's children of which Mr. Terry serves as trustee. Also includes 53,500 shares subject to options exercisable on or before May 31, 1998.

(6) Includes 5,000 shares held in trust for the benefit of Mr. Cummins' daughter of which Mr. Cummins serves as trustee. Also includes 387,167 shares subject to options exercisable on or before May 31, 1998. Excludes shares held by Vista III, L.P. as to which Mr. Cummins disclaims beneficial ownership except to the extent of his pecuniary interest therein.

(7) Includes 168,582 shares subject to options exercisable on or before May 31, 1998.

(8) Includes 96,735 shares subject to options exercisable on or before May 31, 1998.

(9) Includes 129,083 shares subject to options exercisable on or before May 31, 1998.

(10) Includes 27,500 shares subject to options exercisable on or before May 31, 1998.

(11) Includes 67,500 shares subject to options exercisable on or before May 31, 1998.

(12) Includes 34,166 shares subject to options exercisable on or before May 31, 1998.

(13) Includes 17,500 shares subject to options exercisable on or before May 31, 1998.

(14) Includes 1,248,399 shares subject to options held by executive officers and directors, which options are exercisable on or before May 31, 1998. Also includes shares which may be determined to be beneficially owned by executive officers and directors. See Notes 5 through 13.

                                 OTHER MATTERS

    Management does not intend to bring before the meeting any matters other than those set forth herein, and has no present knowledge that any other matters will or may be brought before the meeting by others. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxies in accordance with their judgement.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Reese S. Terry, Jr.
                                          SECRETARY

Dated: April 15, 1998

                                CYBERONICS, INC.

                        1991 EMPLOYEE STOCK PURCHASE PLAN



         The following constitute the provisions of the 1991 Employee Stock Purchase Plan of Cyberonics, Inc., as amended April 8, 1998.

         1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

         2. Definitions.

            (a) "Board" shall mean the Board of Directors of the Company.

            (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

            (c) "Common Stock" shall mean the Common Stock of the Company.

            (d) "Company" shall mean Cyberonics, Inc., a Delaware corporation.

            (e) "Compensation" shall mean all base straight time gross earnings, overtime, shift premium and commissions, but shall exclude incentive compensation, incentive payments, bonuses and other compensation.

            (f) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

            (g) "Employee" shall mean any individual who is an employee of the Company for purposes of tax withholding under the Code whose customary employment with the Company or any Designated Subsidiary is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

            (h) "Enrollment Date" shall mean the first day of each Offering Period.

            (i) "Exercise Date" shall mean the last day of each Offering Period.

            (j) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

                (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sale price for the Common Stock (or the mean of the closing bid and asked prices, if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading in Common Stock) or system on the date of such determination, as reported in the Wall Street Journal or such other source as the Board deems reliable, or;

                (2) If the Common Stock is quoted on the NASDAQ system (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in the Wall Street Journal or such other source as the Board deems reliable, or;

                (3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

            (k) "Offering Period" shall mean a period of approximately six (6) months, commencing on the first Trading Day on or after December 1 and terminating on the last Trading Day in the period ending the following May 31, or commencing on the first Trading Day on or after June 1 and terminating on the last Trading Day in the period ending the following November 30, during which an option granted pursuant to the Plan may be exercised.

            (l) "Plan" shall mean this Employee Stock Purchase Plan.

            (m) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

            (n) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

            (o) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

            (p) "Trading Day" shall mean a day on which national stock exchanges and the National Association of Securities Dealers Automated Quotation (NASDAQ) System are open for trading.

         3. Eligibility.

            (a) Any Employee (as defined in Section 2(g)), who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

            (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

         4. Offering Periods. The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after June 1 and December 1 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with
Section 19 hereof. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

         5. Participation.

            (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office at least five (5) business days prior to the applicable Enrollment Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given Offering Period.

            (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

         6. Payroll Deductions.

            (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount, expressed in whole percentages, of the Compensation which he or she receives on each pay day during the Offering Period not exceeding fifteen percent (15%), and the aggregate of such payroll deductions during the Offering Period shall not exceed fifteen percent (15%) of the participant's Compensation during said Offering Period.

            (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

            (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase (but not above 15% of Compensation) or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in
Section 10 hereof.

            (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year (the "Current Offering Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Offering Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Offering Period equal $21,250. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

            (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

         7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Offering Period more than a number of Shares determined by dividing $12,500 by the Fair Market Value of a share of the Company's Common Stock on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof, and shall expire on the last day of the Offering Period.

         8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in
Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

         9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

         10. Withdrawal; Termination of Employment.

            (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

            (b) Upon a participant's ceasing to be an Employee (as defined in Section 2(g) hereof), for any reason, including by virtue of him or her having failed to remain an Employee of the Company for at least twenty (20) hours per week during an Offering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under
Section 14 hereof, and such participant's option will be automatically terminated.

            (c) A participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

         11. Interest. No interest shall accrue or be payable on the payroll deductions of a participant in the Plan.

         12. Stock.

            (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 200,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in
Section 18 hereof. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

            (b) The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

            (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

         13. Administration.

            (a) Administrative Body. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties. Members of the Board who are eligible Employees are permitted to participate in the Plan, provided that:

                (1) Members of the Board who are eligible to participate in the Plan may not vote on any matter affecting the administration of the Plan or the grant of any option pursuant to the Plan.

                (2) If a Committee is established to administer the Plan, no member of the Board who is eligible to participate in the Plan may be a member of the Committee.

            (b) Rule 16b-3 Limitations. Notwithstanding the provisions of Subsection (a) of this Section 13, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall be only administered by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not "disinterested" as that term is used in Rule 16b-3.

         14. Designation of Beneficiary.

            (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

            (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

         15. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

         16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

         17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

         18. Adjustments Upon Changes in Capitalization.

            (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the Reserves as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

            (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

            (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the "New Exercise Date") or to cancel each outstanding right to purchase and refund all sums collected from participants during the Offering Period then in progress. If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for his option has been changed to the New Exercise Date and that his option will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the Offering Period as provided in Section 10 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets or merger.

            The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

         19. Amendment or Termination.

            (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of

Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

            (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

         20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

         21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

            As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

         22. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years from the later of (i) the effective date or (ii) the date of any amendment, unless sooner terminated under Section 19 hereof.

         23. Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to
Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.



Adopted by the

Board of Directors:  December 10, 1991
Stockholders:          January 7, 1992

Amendment adopted by the
Board of Directors: April 8, 1998
Stockholders:

                                    EXHIBIT A


                                CYBERONICS, INC.

                       1991 EMPLOYEE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT



_____ Original Application                          Enrollment Date: ___________
_____ Change in Payroll Deduction Rate
_____ Change of Beneficiary(ies)


1. _____________________ hereby elects to participate in the Cyberonics, Inc. 1991 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (not to exceed 15%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete "Cyberonics, Inc. 1991 Employee Stock Purchase Plan." I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that the grant of the option by the Company under this Subscription Agreement is subject to obtaining shareholder approval of the Employee Stock Purchase Plan.

5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse Only):____
         ________________________________________________.

6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares), I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were delivered to me over the price which I paid for the shares.

         I hereby agree to notify the Company in writing within 30 days after the date of any disposition of my shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year holding period, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:



NAME:  (Please print)
                     -------------------------------------------------
                        (First)        (Middle)           (Last)


--------------------------              ----------------------------------------
Relationship

                                        ----------------------------------------
                                       (Address)




NAME:  (Please print)
                     -------------------------------------------------
                        (First)        (Middle)           (Last)


--------------------------              ----------------------------------------
Relationship

                                        ----------------------------------------
                                       (Address)

Employee's Social
Security Number:
                                        ----------------------------------------


Employee's Address:
                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------


I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.



Dated:
      ------------------------------    ----------------------------------------
                                        Signature of Employee


                                        ----------------------------------------
                                        Spouse's Signature (If beneficiary
                                         other than spouse)

                                    EXHIBIT B


                                CYBERONICS, INC.

                       1991 EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL



         The undersigned participant in the Offering Period of the Cyberonics, Inc. 1991 Employee Stock Purchase Plan which began on ____________, 19____ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

                                             Name and Address of Participant

                                             -----------------------------------


                                             -----------------------------------


                                             -----------------------------------


                                             Signature


                                             -----------------------------------


                                             Date:
                                             -----------------------------------

                                DETACH HERE



        This Proxy is solicited on behalf of the Board of Directors


                              CYBERONICS, INC.


                    1998 SPECIAL MEETING OF STOCKHOLDERS
                                MAY 28, 1998



   The undersigned stockholder of CYBERONICS, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, each dated April 15, 1998 and hereby appoints Robert P. Cummins and John Bakewell, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1998 Special Meeting of Stockholders of CYBERONICS, INC. to be held on May 28, 1998 at 10.00 a.m. local time, at the Company's offices at 16511 Space Center Boulevard, Suite 600, Houston Texas and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matter set forth on the other side.



___________                                                      ___________
SEE REVERSE                                                      SEE REVERSE
   SIDE           CONTINUED AND TO BE SIGNED ON REVERSE SIDE         SIDE
___________                                                      ___________

                                   DETACH HERE



_____
  X    Please mark
       votes as in
_____  this example.


THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE AMENDMENT PROPOSAL SET FORTH ABOVE AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.
                                                         FOR   AGAINST  ABSTAIN
1. PROPOSAL TO AMEND THE COMPANY'S 1991 EMPLOYEE STOCK   ____    ____     ____
   PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES OF     ____    ____     ____
   COMMON STOCK AVAILABLE THEREUNDER BY 100,000 SHARES:

and, in their discretion, upon such other matter or matters which may properly come before the meeting or any adjournment or adjournments thereof.




                                                                           ____
                             MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT ____





                            (This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)



Signature: ________________________ Date: ______________

Signature: ________________________ Date: ______________